UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 2, 2013

(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-30 47th Avenue, Suite 500 Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)

(718) 937-5765

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 2, 2013, Sirona Dental Systems, Inc. (the “Company”) issued a press release announcing (i) the resignation of Simone Blank as the Company’s Executive Vice President and Chief Financial Officer and a member of the Company’s Board of Directors, effective October 14, 2013 and (ii) the appointment of Ulrich Michel as the Company’s successor Executive Vice President and Chief Financial Officer, also effective October 14, 2013. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 2, 2013, of Sirona Dental Systems, Inc., announcing its CFO succession plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date: August 2, 2013

	By:	/s/ Jonathan Friedman
Jonathan Friedman
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 2, 2013, of Sirona Dental Systems, Inc., announcing its CFO succession plan.